                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12



                       DUALSTAR TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------

   5) Total fee paid:

   -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

    ---------------------------------------

   2) Form, Schedule or Registration Statement No.:

    ---------------------------------------

   3) Filing Party:

    ---------------------------------------

   4) Date Filed:

    ---------------------------------------

                       DUALSTAR TECHNOLOGIES CORPORATION
                               11-30 47th Avenue
                        Long Island City, New York 11101



                                            October 27, 1998



To the Holders of Common Stock:

The annual meeting of shareholders will be held at 4:00 p.m. (New York time) at the facilities of Centrifugal/Mechanical Associates, Inc., 141 47th Street, Brooklyn, New York, on Wednesday, December 16, 1998. A formal Notice of the Annual Meeting and Proxy Statement are attached hereto.

Shareholders are urged to attend the meeting but may vote by proxy in lieu thereof. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed envelope.

Prompt return of your voted proxy will reduce the cost of further mailings and contacts. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

I look forward to greeting as many of you as possible at the meeting.


                                            Gregory Cuneo
                                            President and Chief
                                             Executive Officer

                       DUALSTAR TECHNOLOGIES CORPORATION
                               11-30 47th Avenue
                        Long Island City, New York 11101


                            Notice of Annual Meeting




                                            October 27, 1998





To the Holders of Common Stock:

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of DualStar Technologies Corporation (the "Corporation") will be held at the facilities of Centrifugal/Mechanical Associates, Inc., 141 47th Street, Brooklyn, New York, on Wednesday, December 16, 1998 at 4:00 p.m. (New York time), for the following purposes:

         1)       To elect directors for the ensuing year;

         2) To consider and act upon a proposal to amend the 1994 Stock Option Plan for the purpose of: (i) increasing the number of shares available for grant under the 1994 Plan, and (ii) adding all directors of the Corporation as persons eligible for grant of options;

         3) To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the 1999 fiscal year; and

         4) To take action upon any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on October 26, 1998 are entitled to notice of and to vote at the meeting or any adjournments thereof.


                                            By Order of the Board of Directors,



                                            Stephen J. Yager
                                            Secretary

                                PROXY STATEMENT


The enclosed proxy is being solicited by the Board of Directors of DualStar Technologies Corporation (the "Corporation") for use in connection with the 1998 annual meeting of shareholders to be held on December 16, 1998. This proxy statement and enclosed proxy are first being sent to the shareholders on or about October 27, 1998. The mailing address of the principal executive office of the Corporation is 11-30 47th Avenue, Long Island City, New York 11101. The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their reasonable out-of-pocket expenses incurred in that connection. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the shareholder must file with the Secretary of the Corporation either a written revocation or a duly executed proxy bearing a later date, or must vote in person at the meeting.

The record date for shareholders entitled to notice of, and to vote at, the annual meeting is the close of business on October 26, 1998. At that date, the Corporation had outstanding 9,000,000 shares of Common Stock ($.01 par value) ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

The proxies given pursuant to this solicitation will be voted at the meeting or any adjournment thereof. Abstentions and broker non-votes are voted neither "for" nor "against," and have no effect on the vote, but are counted in the determination of a quorum.

                             ELECTION OF DIRECTORS


Seven (7) directors are to be elected by a plurality of the votes cast at the annual meeting of shareholders by holders of shares entitled to vote. Such directors shall hold office until the next annual meeting of shareholders or until their successors are duly elected and qualify. The Board of Directors proposes the following nominees, and recommends a vote in favor thereof:



                           Principal Occupation and Business                            Director
Name and Age                 Experience for Past Five Years                              Since
------------                 ------------------------------                              -----
Elven M. Tangel          Chairman of the Board of the Corporation (since August        August 1994
                         1994); President and Director of Centrifugal Service,
      72                 Inc., a mechanical service firm acquired by the
                         Corporation in August 1994 (since September 1992);
                         President (from October 1964 until August 1995) and
                         Director (since October 1964) of Centrifugal
                         Associates, Inc., a mechanical contracting firm
                         acquired by the Corporation in August 1994; Director
                         (since August 1995) of Mechanical Associates, Inc., a
                         mechanical contracting firm acquired by the
                         Corporation in August 1994; Professor, State
                         University of New York at Farmingdale (1979- 1994).

Gregory Cuneo            President and Chief Executive Officer of the                  August 1994
                         Corporation (since August 1994); Treasurer (since July
     39                  1995), President (from April 1989 until July 1995) and
                         Director (since March 1989) of Mechanical Associates,
                         Inc.; Director of Centrifugal Associates, Inc. (since
                         September 1995); Director of Centrifugal Service, Inc.
                         (since September 1995).

Stephen J. Yager         Executive Vice President and Secretary (since August          August 1994
                         1994), and Chief Financial Officer (from August 1994
      46                 until November 1996), of the Corporation; President
                         (since August 1995), Chief Executive Officer (from
                         July 1994 until August 1995) and Director (since
                         September 1995) of Centrifugal Associates, Inc.; Chief
                         Executive Officer (from September 1992 until August
                         1995) and Director (since September 1995) of
                         Centrifugal Service, Inc.; Director of Mechanical
                         Associates, Inc. (since September 1995).




                                      -2-




                            Principal Occupation and Business                            Director
Name and Age                 Experience for Past Five Years                               Since

Armando Spaziani         Executive Vice President (since December 1996) Chief          August 1994
                         Operating Officer (since August 1994) and Vice
      67                 President of the Corporation (from August 1994 until
                         December 1996); Executive Vice President (since July
                         1995), Secretary (since September 1989), Treasurer
                         (from September 1989 until July 1995) and Director
                         (since September 1989) of Mechanical Associates, Inc.;
                         Director of Centrifugal Associates, Inc. (since
                         September 1995); Director of Centrifugal Service, Inc.
                         (since September 1995).

Ronald Fregara           Executive Vice President (since December 1996) and             August 1994
                         Vice President of the Corporation (from August 1994
      49                 until December 1996); President (since July 1995),
                         Vice President (from September 1989 until July 1995)
                         and Director (since September 1989) of Mechanical
                         Associates, Inc.; Director of Centrifugal Associates,
                         Inc. (since September 1995); Director of Centrifugal
                         Service, Inc. (since September 1995).

Michael J. Abatemarco    Practicing certified public accountant (since 1983)            October 1997
                         and attorney (since 1982) specializing in the areas of
      42                 real estate, taxation and business counselling;
                         associate professor of taxation, accounting and law at
                         Long Island University/C.W. Post campus (since 1985).

Raymond L. Steele        Retired. Executive Vice President of Pacholder                      --
                         Associates, Inc. (from August 1990 until September
      63                 1993); Executive Advisor at The Nickert Group (from
                         1989 through 1990); Vice President, Trust Officer and
                         Chief Investment Officer of the Provident Bank (from
                         1984 through 1988). Mr. Steele serves as a director of
                         Emerson Radio Corp., I.C.H. Corporation, Pharmhouse
                         Corp., and Video Services Corp.



IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY FORM TO VOTE SUCH PROXIES FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. ALTHOUGH THE BOARD OF DIRECTORS DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE, SHOULD SUCH A SITUATION ARISE PRIOR TO THE MEETING, THE PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS ACTING THEREUNDER.

                                 PROPOSAL NO. 1

                           APPROVAL OF AMENDMENTS TO
                    THE CORPORATION'S 1994 STOCK OPTION PLAN

Shareholders are being asked to approve amendments to the Corporation's 1994 Stock Option Plan (the "1994 Plan") for the purpose of: (i) increasing the number of shares available for grant under the 1994 Plan, and (ii) adding all directors of the Corporation as persons eligible for grant of options under the 1994 Plan. The Plan provides for 2,200,000 shares of the Corporation's Common Stock to be reserved and available for distribution as grants, of which options for 2,072,000 shares have been granted. The amendment will increase that number to 3,500,000 shares. Under the 1994 Plan as presently in effect, only directors who are also officers, employees or consultants of the Corporation are eligible to receive awards. The Board of Directors believes that it is advisable and in the best interests of the Corporation to increase the number of shares available for grant because the Corporation desires to continue to use stock grants to enable the Corporation to attract and retain qualified personnel by offering them proprietary interests in the Corporation, and to provide that all directors of the Corporation will be eligible for the grant of awards because the Corporation desires to use stock grants to enable the Corporation to attract and retain qualified directors by offering them proprietary interests in the Corporation.

The text of the proposed amendments is set forth in Appendix A attached hereto.

Approval of the proposed amendments to the 1994 Plan requires the affirmative vote of a majority of the shares of the Corporation's Common Stock represented at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOREGOING AMENDMENTS TO THE 1994 STOCK OPTION PLAN.

                               SECURITY OWNERSHIP


The following table lists as of October 26, 1998, the number of shares of the Corporation's Common Stock beneficially owned by each of the directors, nominees for election as directors, each executive officer listed in the table under the caption "Executive Compensation", each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock and by all directors and executive officers of the Corporation as a group. The following calculations were based upon 9,000,000 shares of the Corporation's Common Stock issued and outstanding as of October 26, 1998.

Name and Address(1)           No. of Shares        % of Class
-------------------           -------------        ----------

Elven M. Tangel(2)              653,500               7.26
Gregory Cuneo                   435,000               4.83
Stephen J. Yager                435,000               4.83
Armando Spaziani                156,600               1.74
Ronald Fregara                  435,000               4.83
Gary DeLuca(3)                        -                  -
Michael J. Abatemarco(4)        278,400               3.09
Raymond L. Steele                     -                  -
All Officers and
  Directors as a
  Group (9 persons)(5)        3,329,500              33.52

-----------

(1) The address of each shareholder listed is in care of DualStar Technologies Corporation, 11-30 47th Avenue, Long Island City, New York 11101.

(2) Includes 1,000 shares owned by Mr. Tangel's wife, of which Mr. Tangel disclaims beneficial ownership.

(3) Mr. DeLuca's term as a director of the Corporation will expire at the annual meeting.

(4) Consists of 139,200 shares owned as Co-Trustee of each of the following two trusts: (i) F/B/O Joseph T. Spaziani et al.; (ii) F/B/O Anthony T. Spaziani et al.

(5) Includes Options to acquire 891,000 shares and warrants to purchase 42,000 shares.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the Corporation's officers and directors, and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Corporation believes that, during the fiscal year ended June 30, 1998, all such reports were filed on a timely basis, except that Mr. Tangel filed late a Form 4 with respect to shares acquired by his spouse.

                       BOARD OF DIRECTORS AND COMMITTEES


Meetings and Attendance

During the fiscal year ended June 30, 1998, there was one meeting of the Board of Directors. The Board of Directors during such fiscal year acted by unanimous written consent one time.

Compensation Committee

The members of the Compensation Committee are Messrs. Abatemarco and Yager. The Committee did not take action during the last fiscal year. The Committee makes bonus compensation determinations under the Employment Agreements described below under the caption "Employment Agreements" for the five key executives of the Corporation.

Stock Award Committee

The members of the Stock Award Committee are Messrs. Abatemarco, Cuneo and Yager. The Committee did not meet during the fiscal year. The Committee administers the Corporation's 1994 Stock Option Plan ("Plan"). Under the Plan, the Committee has the authority to grant "Awards" (as such term is defined in the Plan) to officers, employees and consultants of the Corporation or an "Affiliate" (as such term is defined in the Plan), and to determine the various terms and conditions of such Awards. The Committee also has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Audit Committee

The members of the Audit Committee are Messrs. Abatemarco and DeLuca. The Committee met once during the fiscal year. The Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Corporation's audited financial statements; and reviewing and approving the Corporation's internal accounting controls and discussing such controls with the independent accountants. Mr. DeLuca's term as a director will expire at the annual meeting.

The Corporation currently does not have a nominating committee.

Remuneration of Directors

Each member of the Board of Directors is entitled to receive reasonable expenses incurred in attending meetings of the Board of Directors of the Corporation. No directors' fees were paid and no fees were paid for attendance at Committee meetings during the fiscal year ended June 30, 1998.

                             EXECUTIVE COMPENSATION


The Summary Compensation Table set forth below for the fiscal years ended June 30, 1998, 1997 and 1996 includes compensation information with respect to the Chief Executive Officer of the Corporation and each of the Corporation's four most highly compensated executive officers whose salary in the last fiscal year exceeded $100,000.


Summary Compensation Table

                                                                Annual Compensation
                                                                -------------------
                                                                                           Other
Name and Principal Position             Year          Salary             Bonus        Annual Compensation(1)
---------------------------             ----          ------             -----        ----------------------
Elven M. Tangel, Chairman               1998         $150,000               $0                $3,165
  of the Board                          1997          150,000                0                15,639
                                        1996          150,000           15,000                23,550

Gregory Cuneo, President                1998         $150,000               $0                $5,901
  and Chief Executive                   1997          150,000                0                 7,187
  Officer                               1996          150,000           15,000                14,477

Stephen J. Yager, Executive             1998         $150,000               $0                $5,453
  Vice President and                    1997          150,000                0                 8,761
  Secretary                             1996          150,000           15,000                25,146


Armando Spaziani, Executive Vice        1998         $150,000               $0               $51,993
  President and Chief                   1997          150,000                0                51,854
  Operating Officer                     1996          150,000           15,000                50,909

Ronald Fregara,                         1998         $150,000               $0                $6,017
  Executive Vice President              1997          150,000                0                 7,443
                                        1996          150,000           15,000                19,355

---------
(1) Includes the value of personal benefits, such as life insurance, disability insurance and automobile expenses, pursuant to each officer's employment agreement.

Employment Agreements

Effective August 1994, the Corporation entered into employment agreements ("Agreements") with Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara. The Agreements expired in August 1997 and have been renewed for an additional three years through August 2000. Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara's current annual salaries under the Agreements are $150,000 each. The salaries under the Agreements may be increased to reflect annual cost of living increases and may be supplemented by discretionary merit and performance increases as determined by the Compensation Committee of the Corporation. Each is eligible to receive an annual bonus of up to 45% of the salary provided under their respective Agreements as determined by the Corporation's Compensation Committee.

The Agreements provide, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in other employee benefits applicable to employees and executives of the Corporation. The Agreements provide that the Corporation will establish a performance incentive bonus plan providing each executive the opportunity to earn an annual bonus of up to five percent of the increase, if any, in the Corporation's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee of the Corporation. The Agreements further provide for the use of an automobile and other fringe benefits commensurate with their duties and responsibilities. The Agreements also provide for benefits in the event of disability.

Pursuant to the Agreements, employment may be terminated by the Corporation with cause or by the executive with or without good reason. Termination by the Corporation without cause, or by the executive for good reason, would subject the Corporation to liability for liquidated damages in an amount equal to the terminated executive's current salary ($150,000) for the remainder of the scheduled term of employment and bonuses for the remainder of the scheduled term of employment based upon the prior year's annual bonus and the maximum incentive bonus payable. Such amounts shall be payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the Agreements to the extent permitted by law.

The Agreements provide for the purchase by the Corporation of insurance policies in the amount of $1,000,000 on the lives of each of Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara, respectively. The Corporation will pay the premiums under these policies, and a portion of the payment will be treated as taxable income to the insured executive. Upon the death of any of the insureds, the Corporation would be paid from the insurance proceeds an amount equal to the total premiums it paid under the policy, with the remaining proceeds to be paid to the deceased executive's designated beneficiary. To date, Messrs. Tangel, Cuneo, Yager and Fregara, respectively, have declined to have the Corporation purchase such insurance. The Corporation has purchased such insurance on the life of Mr. Spaziani.

The 1994 Stock Option Plan

On October 17, 1994, the Board of Directors adopted, and the shareholders subsequently approved, the 1994 Stock Option Plan (the "1994 Plan") pursuant to which officers, employees and consultants of the Corporation and its affiliates are eligible to be granted stock option awards ("Awards"). The 1994 Plan is currently being administered by the Stock Award Committee which has the authority to grant awards including Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, and to determine the terms and conditions of the Awards.

Options under the 1994 Plan generally shall be exercisable for a term fixed by the Committee, not to exceed 10 years from date of grant, unless any such options are terminated earlier pursuant to the terms of the 1994 Plan. The total number of shares of Common Stock presently reserved for such Awards and available for distribution under the 1994 Plan is 2,200,000. Under the 1994 Plan, 2,072,000 options have been granted to date at exercise prices ranging from $0.75 to $3.00 per share. No stock options were granted to or exercised by any executive officer named under "Executive Compensation" during fiscal 1998. Moreover, no named executive officer currently holds any outstanding options.

If Proposal No. 1 is adopted by the shareholders, the total number of shares of Common Stock available for distribution as Awards under the 1994 Plan will be 3,500,000, and all directors of the Corporation will also be eligible to receive Awards under the 1994 Plan.

Compensation Committee Interlocks

No Compensation Committee interlock relationships existed during the fiscal year ended June 30, 1998.

Board of Directors Report on Executive Compensation

Except as noted below, the Corporation's compensation policies are determined by its Board of Directors. The Corporation's executive compensation practices are designed to support its business goals of fostering profitable growth and increasing shareholder value. The Corporation seeks to align the interests of its executives and its stockholders through the use of stock-based compensation plans. To this end, the Corporation has adopted the 1994 Stock Option Plan.

In August 1994, the Corporation entered into the Agreements with Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara described above under the subcaption "Employment Agreements". The Agreements were subsequently renewed in August 1997. Therefore, executive compensation at this time is governed by the Agreements. The Board of Directors' determination as to the level of compensation under the Agreements was based upon the prior levels of compensation of the key executives and the Board's judgment that creating parity among the key executives would best serve the Corporation's business goals of fostering profitable growth and increasing stockholder value.

Under the Agreements, determination as to the amounts of bonus compensation to be awarded to the key executives has been delegated to the Compensation Committee of the Board of Directors. The Agreements provide that each of the key executives may receive an annual bonus of up to 45% of his annual salary (currently $150,000 in each case) or $67,500, as determined by the Compensation Committee. Based on management's efforts to use capital to expand into new lines of business and increase shareholder value, no annual bonuses were awarded by the Compensation Committee to such executives for fiscal year 1998. Consistent with the Board of Director's philosophy that achievement of the Corporation's business goals will be enhanced by maintaining compensation parity among the Corporation's key executives, no special award was made to Mr. Cuneo, the Corporation's Chief Executive Officer.

The Agreements also provide that the Corporation will establish a performance incentive bonus plan which will provide each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Corporation's pretax income, if any, based upon the attainment of performance goals to be established by the Compensation Committee. Such an incentive bonus plan has not yet been adopted by the Board of Directors.


                                              Elven M. Tangel
                                              Gregory Cuneo
                                              Stephen J. Yager
                                              Armando Spaziani
                                              Ronald Fregara
                                              Gary DeLuca
                                              Michael J. Abatemarco

                               PERFORMANCE GRAPH


The line graph set forth below provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Russell 2000 Index and with the Nasdaq Non-Financial Index. Such shareholder return is the sum of any dividends paid and the change in the market price of the stock.



                COMPARISON OF 40 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG DUALSTAR TECHNOLOGIES CORPORATION,
           THE RUSSELL 2000 INDEX AND THE NASDAQ NON-FINANCIAL INDEX




                              [GRAPHIC OF CHART]





* $100 INVESTED ON 2/14/95 IN STOCK OR ON 1/31/95
  IN INDEX INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.

                              CERTAIN TRANSACTIONS

A subsidiary of the Corporation leases shop and office space on a month-to-month basis from a company in which Messrs. Spaziani, Fregara and Cuneo each own a 20 percent interest. Rent expense for the year ended June 30, 1998 was $25,000.

In October 1997, Elven M. Tangel loaned a subsidiary of the Corporation $185,000. The loan is due on demand.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of Grant Thornton LLP ("Grant Thornton") as independent certified public accountants for the 1999 fiscal year and recommends to shareholders ratification of such appointment. Grant Thornton served as principal accountant for the fiscal year most recently completed.

The appointment of the independent public accountants is approved annually by the Board of Directors, which reviews the qualifications of independent accountants and which reviews the audit scope, reasonableness of fees and also the types of nonaudit services for the coming year.

Although not required to do so, the Board of Directors is submitting the appointment of Grant Thornton for ratification by the shareholders. If this action is not ratified, the Board of Directors will reconsider its appointment. The affirmative vote of a majority of the shares of the Corporation's Common Stock represented at the annual meeting is required to ratify this appointment.

Representatives of Grant Thornton will be present at the annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.


                       DEADLINE FOR SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 1999 annual meeting to be included in the proxy material relating to that meeting must be received by the Corporation by June 27, 1999.


                      ANNUAL REPORT TO THE SEC; FORM 10-K

Shareholders may obtain, without charge, a copy of the Corporation's annual report on Form 10-K, filed with the Securities and Exchange Commission, by writing to DualStar Technologies Corporation, 11-30 47th Avenue, Long Island City, NY 11101, Attn: Investor Relations, or by visiting the Corporation's Web site (http://www.dualstar.com). Copies of exhibits to such annual report may be obtained upon payment.

                                 OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in the notice hereof. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote such proxy in their discretion in accordance with their judgment on such matters.


                                       By Order of the Board of Directors,


                                       Stephen J. Yager
                                       Secretary


October 27, 1998

                                                                     APPENDIX A


                                 PROPOSAL NO. 1


The 1994 Stock Option Plan is proposed to be amended as follows:

      (1) by deleting the first paragraph of Section 4, and substituting the following:

                  The total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 3,500,000 shares of Common Stock. Such shares may consist, in whole or in part, of unauthorized and unissued shares or treasury shares.


      (2) by deleting the first sentence of Section 6, and substituting the following:

                  Officers, directors, employees and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan.

                     DUALSTAR TECHNOLOGIES CORPORATION

               PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS



       The undersigned hereby appoints Elven M. Tangel, Gregory Cuneo and Stephen J. Yager as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse hereof, all shares of Common Stock of DualStar Technologies Corporation (the "Company") held of record by the undersigned on October 26, 1998, at the Annual Meeting of Shareholders to be held on December 16, 1998, or any adjournment thereof, upon all such matters as may properly come before the Meeting.




        (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)





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                       PLEASE DATE, SIGN AND MAIL YOUR

                     PROXY CARD BACK AS SOON AS POSSIBLE!



                        ANNUAL MEETING OF SHAREHOLDERS

                      DUALSTAR TECHNOLOGIES CORPORATION




                               DECEMBER 16, 1998





                 [Please Detach and Mail in the Envelope Provided]



A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.


                 FOR ALL NOMINEES        WITHHOLD AUTHORITY
              LISTED AT RIGHT (EXCEPT      TO VOTE FOR ALL
                  AS MARKED TO THE         NOMINEES LISTED
                CONTRARY BELOW)               AT RIGHT


1. ELECTION             [ ]                  [ ]          NOMINEES:
   OF                                                     Michael J. Abatemarco
   DIRECTORS                                              Gregory Cuneo
                                                          Ronald Fregara
                                                          Armando Spaziani
                                                          Raymond L. Steele
INSTRUCTION:  To withhold authority to vote for           Elven M. Tangel
any individual nominee, write that nominee's name         Stephen J. Yager
in the space provided below.

------------------------------------------------

                                                  FOR    AGAINST    ABSTAIN
2. Proposal to amend the Company's 1994 Stock     [ ]      [ ]        [ ]
   Option Plan as described in the Notice of Meeting and Proxy Statement dated
   October 27, 1998. (The Board of Directors recommends a vote "FOR" ratification.)

3. Ratification of appointment of Grant Thornton  [ ]      [ ]        [ ]
   LLP to serve as the Company's independent accountants for the fiscal year ending
   June 30, 1999. (The Board of Directors
   recommends a vote "FOR" ratification.)

4. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

SHAREHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
                                         If you plan to attend
                                            the Annual Meeting,
                                         place an X in this box   [ ]

SIGNATURE                 DATE            SIGNATURE                 DATE
          ---------------      -------              ---------------      ------

NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.